UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2018

WellCare Health Plans, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8735 Henderson Road, Renaissance One
Tampa, Florida 33634
(Address of Principal Executive Offices, including Zip Code)

(813) 290-6200
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 23, 2018, WellCare Health Plans, Inc. (the “Company”) entered into an amended and restated credit agreement (the “Amended and Restated Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto. The Amended and Restated Credit Agreement, among other things, modified the terms of the Company’s existing revolving credit facility to (i) increase the total commitments under the revolving credit facility from $1.0 billion to $1.3 billion, (ii) extend the maturity date under the revolving credit facility from January 2021 to July 2023 and (iii) decrease the applicable margins for borrowings under the revolving credit facility to a range of (A) 0.375% to 1.00% per annum for ABR Loans (as defined in the Amended and Restated Credit Agreement) and (B) 1.375% to 2.00% per annum for Eurodollar Loans (as defined in the Amended and Restated Credit Agreement), in each case depending on the Company’s ratio of total debt to consolidated EBITDA, as calculated in accordance with the Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement also includes an accordion feature which allows the Company to increase the total commitments under the revolving credit facility by up to an additional $500 million, subject to certain conditions.
The proceeds of the revolving credit facility may be used for general corporate purposes of the Company and its subsidiaries, including the pending acquisition of Meridian Health Plan of Michigan, Inc., Meridian Health Plan of Illinois, Inc. and MeridianRx, LLC. As of July 23, 2018, no borrowings were outstanding under the Amended and Restated Credit Agreement.
Unutilized commitments under the Amended and Restated Credit Agreement are subject to a fee of 0.20% to 0.30% depending upon the Company’s ratio of total debt to consolidated EBITDA, as calculated in accordance with the Amended and Restated Credit Agreement.
The Amended and Restated Credit Agreement includes negative and financial covenants that limit certain activities of the Company and its subsidiaries, including (i) restrictions on the Company’s and its subsidiaries’ ability to incur additional indebtedness; and (ii) financial covenants that require (a) the ratio of total debt to consolidated EBITDA not to exceed a maximum and (b) a minimum interest expense and principal payment coverage ratio.
The Amended and Restated Credit Agreement also contains customary representations and warranties that must be accurate in order for the Company to borrow under the revolving credit facility. In addition, the Amended and Restated Credit Agreement contains customary events of default. If an event of default occurs and is continuing, the Company may be required immediately to repay all amounts outstanding under the Amended and Restated Credit Agreement. Lenders holding greater than 50% of the loans and commitments under the Amended and Restated Credit Agreement may elect to accelerate the maturity of the loans.
Cautionary Statement Regarding Forward-Looking Statements

The information provided in Item 1.01 contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “will,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, statements regarding the use of proceeds of the Amended and Restated Credit Agreement, contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare’s progress on top priorities such as integrating care management, advocating for our members, building advanced relationships with providers and government partners, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare’s ability to effectively estimate and manage growth, the ability to complete the acquisition of Meridian in a timely manner or at all (which may adversely affect WellCare’s business and the price of the common stock of WellCare), the failure to satisfy the conditions to the consummation of the acquisition (including the receipt of certain governmental and regulatory approvals), the availability of debt and equity financing, any requirements that may be imposed by governmental or regulatory authorities as a condition to approving the acquisition, adjustments to the purchase price, the ability to achieve expected synergies within the expected time frames or at all, the ability to achieve accretion to WellCare’s earnings, revenues or other benefits expected, disruption to business relationships, operating results, and business generally of WellCare and/or Meridian and the ability to retain Meridian employees, WellCare’s ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, WellCare’s ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, WellCare’s ability to improve healthcare quality and access, the appropriation and payment by state governments of Medicaid premiums receivable, the outcome of any protests and litigation related to Medicaid awards, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, WellCare’s ability to address operational challenges related to new business, and WellCare’s ability to meet the requirements of readiness reviews. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare’s forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.
Additional information concerning these and other important risks and uncertainties can be found in the company’s filings with the U.S. Securities and Exchange Commission, included under the captions “Forward-Looking Statements” and “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2017, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which contain discussions of WellCare’s business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare’s forward-looking statements. WellCare’s forward-looking statements speak only as of the date on which the statements are made. WellCare undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.
The foregoing description of the Amended and Restated Credit Agreement is qualified in its entirety by reference to the full text of the agreement, which is filed with this report as Exhibit 10.1 and is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure.

On July 24, 2018, the Company issued a press release regarding the Amended and Restated Credit Agreement, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Credit Agreement, dated as of July 23, 2018, by and among WellCare Health Plans, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto.
99.1	Press Release dated July 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.

Date: July 24, 2018	By:	/s/ Andrew L. Asher
Name: Andrew L. Asher
Title: Executive Vice President and Chief Financial Officer